PETER D. LOWENSTEIN
ATTORNEY AT LAW
496 VALLEY ROAD
COS COB, CONNECTICUT  06807
203 869-3059

                                                 August 20, 2009

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:  The Value Line Cash Fund, Inc.
File #2-71066; 811-02898

Dear Sir/Madam:

On behalf of the above-named Registrant, and in accordance with Rule 497(e) of the Securities Act of 1933, as amended, transmitted herewith are Supplements dated August 20, 2009 to the Prospectus and Statement of Additional Information, dated May 1, 2009.

Should you have any questions regarding this filing, please do not hesitate to contact the undersigned at (212) 907-1850.

Sincerely yours,

/s/ Peter D. Lowenstein

Peter D. Lowenstein

Value Line U.S. Government Money Market Fund, Inc.
Supplement dated August 20, 2009 to
Prospectus dated May 1, 2009

The information in this Supplement updates information in, supersedes any contrary information in, and should be read in conjunction with, the Prospectus, the Statement of Additional Information, and all applicable Supplements.

Name and Policy Change of the Fund

Effective August 19, 2009, The Value Line Cash Fund, Inc. (the “Fund”) changed its name to “Value Line U.S. Government Money Market Fund, Inc.” and revised its investment policies as described below.  Accordingly, all references in the Fund’s prospectus to “The Value Line Cash Fund, Inc.” as the Fund’s name are hereby changed to refer to “Value Line U.S. Government Money Market Fund, Inc.”

The paragraph under the caption “What are the Fund’s main investment strategies?” in the Fund’s prospectus is deleted in its entirety and replaced with the following:

The Fund does not invest for the purpose of seeking capital appreciation or gains and is managed to provide a stable $1.00 per share price.  Under normal conditions, the Fund invests at least 80% of its assets in money market securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government securities”) and repurchase agreements that are fully collateralized by U.S. Government securities.  The Fund’s other investments may consist of other types of money market eligible securities that are not U.S. Government securities.  Each security will have a remaining maturity of 13 months or less.  The Fund’s average weighted maturity will not exceed 90 days.  Its yield will go up and down with changes in short-term interest rates.  Income on short-term debt securities tends to be lower than income on longer-term debt securities, so the Fund’s yield will likely be lower than the yields on longer-term fixed income mutual funds.  The Fund’s main investment strategy is a non-fundamental policy and may be changed without shareholder approval upon 60 days’ prior notice.

The first paragraph under the caption “What are the main risks of investing in the Fund?” in the Fund’s prospectus is deleted in its entirety and replaced with the following:

Investing in any mutual fund involves risk. The chief risk that you assume when investing in the Fund is interest rate risk, the possibility that as interest rates rise the value of some fixed income securities may decrease.  If short-term interest rates rise steeply, the prices of money market securities could fall and threaten the $1.00 share price that the Fund tries to maintain.  There is also the risk of default by an issuer of any of the Fund’s holdings.

The following is added after the first sentence of the footnote to the table captioned “Annual Fund Operating Expenses (expenses that are deducted from the Fund’s assets)”:

The amount of any waived fees is subject to recoupment by the Adviser from the Fund within the same calendar year in which the fees were waived and the three subsequent calendar years, provided that no amount may be recouped that would cause the Fund’s total expense ratio as a result of such recoupment to exceed 0.90%.

The caption “Principal investment strategies” and the paragraph under that caption in the Fund’s prospectus are deleted in their entirety, and the first paragraph under the caption “The type of securities in which we invest” is deleted in its entirety and replaced with the following:

The Fund invests primarily (i.e., at least 80% of its assets) in money market securities that are U.S. Government securities and in repurchase agreements that are fully collateralized by U.S. Government securities.  The Fund may invest to a lesser extent in other types of short-term U.S. dollar denominated money market securities meeting quality standards for money market funds under the Investment Company Act of 1940.  The following is a brief description of the types of short-term instruments in which the Fund may invest:

The first paragraph under the caption “The principal risks of investing in the Fund” in the Fund’s prospectus is deleted in its entirety and replaced with the following:

The chief risk that you assume when investing in the Fund is interest rate risk, the possibility that as interest rates rise the value of some fixed income securities may decrease.  If short-term interest rates rise steeply, the prices of money market securities could fall and threaten the $1.00 share price that the Fund tries to maintain.

The Fund should have minimal credit risk on its investments in securities backed by the U.S. Government.  However, it is important to note that although the Fund invests primarily in U.S. Government securities, the Fund’s share price and its yield are not guaranteed by the U.S. Government.  Certain issuers of U.S. Government securities in which the Fund may invest are sponsored or chartered by Congress but their securities are neither issued nor guaranteed by the U.S. Treasury.  Rather, these issuers are authorized to borrow from the U.S. Treasury to meet their obligations.  The maximum potential liability of these issuers may exceed their current resources, including their legal right to obtain financial support from the U.S. Government.  No assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

The Fund’s investments in repurchase agreements are subject to the risk that the seller defaults on its obligation to repurchase the securities under the repurchase agreement.  The Fund may encounter delay and incur costs before being able to sell the securities.  Such a delay may involve loss of interest or decline in price of the securities.  In addition, the Fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit.  This may be an advantage when interest rates are rising but not when they are falling.

To the extent the Fund invests in money market instruments that are not U.S. Government securities, other risks that you assume when investing in the Fund are market risk and credit risk. Market risk is the risk that the securities in a certain market will decline in value because of factors such as economic conditions. Credit risk is the risk that any of the Fund’s holdings will have its credit rating downgraded or will default, thereby reducing the Fund’s income level and share price. The Fund is also subject to income risk, which is the risk that the Fund’s income may decline because of falling interest rates and other market conditions, and may not be sufficient to enable the Fund to maintain a stable $1.00 per share price.

The final paragraph under the caption “Investment Adviser” in the Fund’s prospectus is deleted in its entirety and replaced with the following:

By letter dated June 15, 2005, the staff of the Northeast Regional Office of the Securities and Exchange Commission (“SEC”) informed Value Line that it was conducting an investigation in the matter of the Distributor. Value Line has supplied numerous documents to the SEC in response to its requests and various individuals, including employees and former employees of Value Line, Directors of the Fund and others, have provided testimony to the SEC. On May 8, 2008, the SEC issued a formal order of private investigation regarding whether the Distributor’s brokerage charges and related expense reimbursements from the Value Line Funds (“Funds”) during periods prior to 2005 were excessive and whether adequate disclosure was made to the SEC and the Boards of Directors and shareholders of the Funds. Thereafter, certain officers of Value Line, who are former officers of the Funds, asserted their constitutional privilege not to provide testimony. Value Line has informed the Funds that it believes the SEC has completed the fact finding phase of its investigation and Value Line has held discussions with the staff of the SEC in an effort to settle the foregoing investigation.  There can be no assurance that Value Line and the SEC will be able to reach a mutually agreeable settlement.  Although management of Value Line cannot estimate an amount or range of reasonably possible loss that the investigation may have on Value Line’s financial statements, in light of settlement discussions to date, Value Line has concluded it is reasonably possible that any settlement may have a material negative effect on its financial statements.  Value Line has indicated that it has substantial liquid assets from which it could pay a settlement of the SEC investigation if a mutually satisfactory settlement can be reached.  Value Line has informed the Funds of its belief that there are no loss contingencies that should be accrued or disclosed in the Fund’s financial statements and that the resolution of this matter is not likely to have a material adverse effect on the ability of the Adviser or the Distributor to perform their respective contracts with the Fund.

Name Change of Value Line Securities, Inc.

On May 6, 2009, Value Line Securities, Inc., the Fund’s distributor, changed its name to EULAV Securities, Inc.  No other change was made to the distributor’s organization, including its operations and personnel.

All references in the Fund’s prospectus describing “Value Line Securities, Inc.” as the Fund’s distributor are hereby changed to “EULAV Securities, Inc.”

*****

INVESTORS SHOULD RETAIN THIS AND ALL OTHER SUPPLEMENTS WITH THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

Value Line U.S. Government Money Market Fund, Inc.
Supplement dated August 20, 2009 to
Statement of Additional Information
 dated May 1, 2009

The information in this Supplement updates information in, supersedes any contrary information in, and should be read in conjunction with, the Prospectus, the Statement of Additional Information, and all applicable Supplements.

Name and Policy Change of the Fund

Effective August 19, 2009, The Value Line Cash Fund, Inc. (the “Fund”) changed its name to “Value Line U.S. Government Money Market Fund, Inc.” and revised its investment policies as described below.  Accordingly, all references in the Fund’s statement of additional information to “The Value Line Cash Fund, Inc.” as the Fund’s name are hereby changed to refer to “Value Line U.S. Government Money Market Fund, Inc.”

Under the caption “History and Classification” in the Fund’s statement of additional information the following is added after the first sentence:

On August 19, 2009, the Fund changed its name from “The Value Line Cash Fund, Inc.” to “Value Line U.S. Government Money Market Fund, Inc.”

Under the caption “Investment Strategies and Risks” in the Fund’s Statement of Additional Information the following is added after the third sentence:

The Fund’s main investment strategy is to invest primarily (i.e., at least 80% of its assets) in money market securities that are U.S. Government securities and in repurchase agreements that are fully collateralized by U.S. Government securities.  The main investment strategy that the Fund uses to reach its objective is a non-fundamental policy and may be changed without shareholder approval upon 60 days’ prior notice.

In the section entitled “Management of the Fund” in the Fund’s statement of additional information, the following replaces the section describing the information regarding compensation of Directors by the Fund and the thirteen other Value Line Funds:

The following table sets forth information regarding compensation of Directors by the Fund and the thirteen other Value Line Funds of which each of the Directors was a director or trustee for the fiscal year ended December 31, 2008.  Directors who are officers or employees of the Adviser do not receive any compensation from the Fund or any of the Value Line Funds.  The Fund has no retirement or pension plan for its Directors.

Name of Person	Aggregate Compensation From Fund	Total Compensation From Fund and Fund Complex (14 Funds)
Interested Director*
Thomas T. Sarkany **	$–0–	$–0–
Non-Interested Directors
Joyce E. Heinzerling**	–0–	–0–
Francis C. Oakley	3,383	51,000
David H. Porter	3,035	45,000
Paul Craig Roberts	3,442	51,000
Nancy-Beth Sheerr	3,035	45,000
Daniel S. Vandivort**	–0–	–0–

*
Jean B. Buttner resigned as a Director of the Fund on June 11, 2008.  For the fiscal year ended December 31, 2008, Mrs. Buttner did not receive any compensation from the Fund or other Funds in the Fund complex.  As of December 31, 2008, Mrs. Buttner owned over $100,000 in equity securities of the Fund and owned over $100,000 in equity securities of all of the Value Line Funds, excluding shares with a value in excess of $100,000 owned by Value Line of which Mrs. Buttner is the Chairman, President and Chief Executive Officer.

**
Thomas T. Sarkany was appointed as an interested Director of the Fund on June 24, 2008.  Joyce E. Heinzerling and Daniel S. Vandivort were appointed as non-interested Directors of the Fund on December 11, 2008 and, accordingly, were not compensated for their services as such prior thereto.  They will receive compensation from the Fund on the same basis as each other non-interested Director.

Name Change of Value Line Securities, Inc.

On May 6, 2009, Value Line Securities, Inc., the Fund’s distributor, changed its name to EULAV Securities, Inc.  No other change was made to the distributor’s organization, including its operations and personnel.

All references in the Fund’s statement of additional information describing “Value Line Securities, Inc.” as the Fund’s distributor are hereby changed to “EULAV Securities, Inc.”

*****

INVESTORS SHOULD RETAIN THIS AND ALL OTHER SUPPLEMENTS WITH THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE